Exhibit j(1)(ii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-1A of Lexington Money Market Trust (File No. 2-57547)


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
April 24, 2001